Exhibit 10.36

NEONC TECHNOLOGIES HOLDINGS, INC.

CONFIDENTIAL

SUBSCRIPTION DOCUMENTS

NEONC TECHNOLOGIES HOLDINGS, INC.

SUBSCRIPTION PROCEDURES

Subscription Instructions. Subscription to invest in shares of NeOnc Technologies Holdings, Inc. (the “Company”) may be made only by means of the completion, delivery and acceptance of the subscription documents in this package (the “Subscription Documents”).

The following must be completed, signed and returned to the Company:

(a)	two (2) executed copies of the Subscription Agreement, including delivery and registration instructions; and

(b)	an Accredited Investor Questionnaire in the form attached as Exhibit A (the “Questionnaire”).

The Subscriber shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities and applicable law.

Subscription Amount. Complete blanks indicating subscription amount:

Shares of Common Stock: ______________

Purchase Price per Share: $12.00

Purchase Price: ______________

Purchase Price. The Purchase Price must accompany the executed copies of this Agreement as required hereinafter, and such Purchase Price shall be sent by check or wired directly to the following bank account:

Bank Name: J. P. Morgan Chase

Banking Routing Number: 322271627

Swift Code: CHASUS33

Account Name: NeOnc Technologies, Inc.

Account Number: 632017856

Delivery Instructions. Subscription Documents and the other documents described above, including all applicable signature pages and related material, should be delivered as follows:

NeOnc Technologies Holdings, Inc.

2 Dole Drive

Westlake Village, CA 91362

Attention: Keithly Garnett

Acceptance of Subscriptions. The acceptance of subscriptions is within the absolute discretion of the Company. Subscribers will be notified within thirty (30) days after receipt of a complete subscription package if the Company requires additional information prior to making a determination. The Company will notify the Subscriber of the Company’s acceptance or rejection of the subscription as soon as is reasonably practicable. If the subscription is rejected, the Company will promptly refund (without interest) to the Subscriber the Purchase Price received by the Company. The Company shall be held harmless by the Subscriber against any loss arising as a result of a failure to process the application if the information and documentation that has been requested has not been provided by the Subscriber.

*     *     *

Name of Investor (please print)

THIS SUBSCRIPTION AGREEMENT RELATES TO AN OFFERING OF COMMON STOCK RELYING UPON ONE OR MORE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE FEDERAL SECURITIES LAWS PURSUANT TO SECTION 4(2) AND/OR RULE 506 OF REGULATION D AS PROMULGATED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). NONE OF THE SHARES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SHARES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

SUBSCRIPTION AGREEMENT

1.	SUBSCRIPTION

1.1. The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase _____________ shares (the “Shares”) of common stock, par value $0.0001 per share (the “Common Stock”), of NeOnc Technologies Holdings, Inc., a Delaware corporation (the “Company”), at a purchase price per share of $12.00 for an aggregate purchase price of $_________________ (the “Purchase Price”), in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Regulation D promulgated thereunder, and pursuant to the terms and conditions of this Agreement.

1.2. The Company is offering the Shares as part of a financing transaction of up to an aggregate of $10,000,000 for an aggregate of 833,333 shares of Company Common Stock (the “Offering”). Nothing herein shall require the Company to sell the full amount of Company shares available in the Offering, and the Company may not do so. Upon the Company’s acceptance of this agreement (this “Agreement”) and receipt of the Purchase Price, the Purchase Price will be immediately available for the Company to use for various working capital needs in the Company’s sole discretion.

2.	PAYMENT & DELIVERY OF DOCUMENTS

2.1. Purchase Price. The Purchase Price must accompany the executed copies of this Agreement as required hereinafter, and such Purchase Price shall be sent by check or wired directly to the Company as set forth in the subscription instructions provided to the Subscriber.

2.2. Subscription Documents. The Subscriber must complete, sign and return to the Company the Subscription Documents. The Subscriber shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities and applicable law.

3.	CLOSING

The closing of the Offering of the Shares may occur in one or more closings (each a “Closing”), the initial Closing of which is expected to occur on or before July 31, 2024 (each a “Closing Date”). There is no minimum amount required to effect any Closing, including the initial Closing.

4.	REPRESENTATIONS, WARRANTIES AND COVENANTS OF SUBSCRIBER

The Subscriber hereby represents and warrants to, and covenants with, the Company (which representation, warranties and covenants shall survive the Closing) and acknowledges that the Company is relying thereon that:

4.1 Review and Reliance. The Subscriber has received and carefully reviewed this Agreement and the Confidential Information Memorandum (the “Memorandum”). In making its investment decision, the Subscriber has received no written or oral representations or information that is inconsistent with this Agreement or the Memorandum and has relied only on the information contained herein and therein.

4.2 Accredited Investor. The Subscriber is representing and warranting that the Subscriber is an “Accredited Investor,” as the term is defined in Rule 501(a) of Regulation D, as more completely set forth on the Questionnaire attached as Exhibit A hereto, which is incorporated by reference as if more fully set forth herein. The Subscriber shall submit to the Company such further assurances of accredited investor status as may reasonably be requested by the Company.

4.3 Legal Capacity; Corporate Authority. The Subscriber has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto, and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation, and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Agreement on behalf of the Subscriber.

4.4 Knowledge and Experience. The Subscriber has such knowledge and experience in financial, investment and business matters to be capable of evaluating the merits and risks of the prospective investment in the Shares of the Company. The Subscriber has consulted with such independent legal counsel or other advisers as the Subscriber has deemed appropriate to assist the Subscriber in evaluating the proposed investment in the Shares.

4.5 Suitability: The Subscriber understands and has fully considered the risks of this investment and understands that (i) this investment is suitable only for an investor who is able to bear the economic consequences of losing its entire investment, (ii) the purchase of the Securities is a speculative investment which involves a high degree of risk, and (iii) there are substantial restrictions on the transferability of, and there will be no public market for the Shares, and accordingly, it may not be possible to liquidate its investment in case of emergency. The Subscriber recognizes that the Company is a development-stage enterprise with no operating history and is currently devising, developing and revising its business strategy and marketing plan.

4.6 Confidentiality. By accepting these documents, the undersigned agrees that the information contained herein, and in all related and ancillary documents, shall be kept confidential (except as may be properly disclosed to the Subscriber’s counsel, accountants, and investment representatives, if any, to which disclosure is made in connection with an evaluation of whether to invest in the Shares) and will not be reproduced, made available or accessible, or used for any other purpose other than in connection with considering the purchase of the Shares or as required by law or order of a court of competent jurisdiction. The Subscriber agrees that it and its representatives shall not use, and will not permit the use of, any of the information in this Agreement in any manner other than for an evaluation of whether to invest in the Shares. The Subscriber acknowledges that until appropriate public announcement has been made, the terms and existence of this Agreement may be deemed material non-public information under the Securities Exchange Act of 1934, and Subscriber shall comply with the provisions thereof regarding material nonpublic information.

4.7 Lack of Liquidity. The Subscriber (i) has adequate means of providing for his/her/its current financial needs and possible personal contingencies and does not have a need for liquidity of this investment in the Shares; (ii) can afford (a) to hold the Shares for an indefinite period of time, and (b) to sustain a complete loss of the entire amount of the Purchase Price for the Shares; and (iii) has not made an overall commitment to investments which are not readily marketable which is disproportionate the Subscriber’s other investments so as to cause such overall commitment to become excessive.

4.8 Investment Intent. The Shares are being acquired by the Subscriber solely for its own account, for investment purposes only, and not with a view to, or in connection with, any resale or distribution thereof. The Investor has no contract, undertaking, understanding, agreement or arrangement, formal or informal, with any person to sell, transfer or pledge to any person the Securities for which it hereby subscribes, or any part thereof, or any interest therein or any rights thereto. The Subscriber has no present plans to enter into any such contract, undertaking, agreement or arrangement. The Subscriber understands that it must bear the economic risk of the investment for an indefinite period of time because the Shares have not been registered under the Securities Act and applicable state securities laws and, therefore, cannot be sold unless they are subsequently registered under the Securities Act and applicable state securities laws or unless an exemption from such registration is available.

4.9 Access to Management. The Subscriber has been afforded the opportunity to ask questions of, and receive answers from, the officers and/or directors of the Company acting on its behalf concerning the terms and conditions of a purchase of the Shares and to obtain any additional information, to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information furnished; and the undersigned has received satisfactory answers to all such questions to the extent deemed appropriate in order to evaluate the merits and risks of an investment in the Shares.

4.10 No Registration. The Subscriber acknowledges that the none of the Shares are currently registered under the Securities Act, and the Company has not undertaken to register any of such Shares under the Securities Act or state law, and, unless so registered, the Shares may only be offered or sold pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in each case in accordance with applicable state securities laws.

4.11 No Prospectus. The Subscriber further understands that it is purchasing all such Shares without being furnished a prospectus setting forth all of the information that may be required to be furnished under applicable securities laws in a registered public offering, and, as a consequence, certain protections, rights and remedies provided in applicable securities legislation, including statutory rights of rescission or damages, may not be available to it.

4.12 No Government Approval. The Subscriber further acknowledges that no agency, governmental authority, securities commission or similar regulatory body, stock exchange or other entity has reviewed, passed on or made any finding or determination as to the merit for investment of the Shares, nor have any such agencies or governmental authorities made any recommendation or endorsement with respect to the Shares.

4.13 Reliance. The Subscriber understands that the Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws, and that the Company is relying upon the truth and accuracy of, and the Subscriber’s compliance with, the representations and warranties set forth herein in order to determine the availability of such exemptions and the eligibility of the Subscriber to acquire the Shares. The Subscriber covenants that it will indemnify and hold harmless the Company and, where applicable, its respective directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained herein and the Questionnaire or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith.

4.14 Due Execution. This Agreement has been duly executed and delivered and, when accepted by the Company, will constitute a legal, valid and binding obligation of the undersigned enforceable against it in accordance with the terms hereof, except as enforceability may be limited by insolvency and similar laws affecting the enforcement of creditors’ rights generally and the effect of rules of law governing equitable remedies.

4.15 Tax Consequences. The Social Security Number or Tax Identification Number of the Subscriber set forth herein is true, accurate and complete. The Subscriber understands and agrees that there may be material tax consequences to it of an acquisition, holding or disposition of the Shares. The Company gives no opinion and makes no representation with respect to the tax consequences under U.S, state, local or foreign tax law of the acquisition, holding or disposition of the Shares, and the Subscriber acknowledges that it is solely responsible for determining the tax consequences of its investment.

4.16 Risks. There are risks associated with an investment in the Company, including, by way of example and not in limitation, the specific risks identified in this Agreement in Paragraph 6 herein, which Subscriber acknowledges and fully understands.

4.17 Investment Commitment Not Disproportionate to Net Worth. The Subscriber’s overall commitment to investments which are not readily marketable is not disproportionate to the Subscriber’s net worth and the Subscriber’s investment in the Company will not cause such overall commitment to become excessive.

4.18 Further Assurances. If required by applicable securities legislation, regulations, rules, policies or orders or by any securities commission, stock exchange or other regulatory authority, the Subscriber will execute, deliver, file and otherwise assist the Company in filing such reports, undertakings and other documents with respect to the issuance of the Shares.

5.	RISK FACTORS

The Subscriber represents and warrants that it has received and reviewed Amendment No. 4 to Form S-1 filed by the Company with the Securities and Exchange Commission on February 29, 2024, Registration No. 333-276124 (the “Registration Statement”). Although the Shares to be purchased by the Subscriber hereunder are NOT registered or will be registered pursuant to the Registration Statement, the Registration Statement contains and sets forth detailed information, including Company-provided risk factor disclosure regarding the Company. Prior to execution of this Agreement, the Subscriber fully understands and acknowledges such disclosures and those additional risks set forth below:

The offering price of our Shares bears no relationship to our assets, book value, net worth or other economic or recognized criteria of value.

We arbitrarily determined the offering price of our Shares. In no event should the offering price be regarded as an indicator of any future market price of our securities. In determining the offering price, we considered such factors as the prospects for our technology, our management’s previous experience, our historical and anticipated results of operations and our present financial resources.

There has been no independent valuation of the Shares, which means that the stock may be worth less than the purchase price.

The per share purchase price has been determined by us without independent valuation of the shares. We established the offering price based on our negotiations with you. There offering price is not related to the market value of the Shares, the book value of the Shares, or any other established criteria. The Shares may have a value significantly less than the offering price, and the Shares may never have a value equal to or greater than the offering price.

We may use the proceeds of this Offering to pay for our expenses even if our operations are terminated, and this means you may lose your entire investment.

Any funds raised in this Offering may be used immediately for our incurred expenses, even if we are later unable to complete our business plan.

There is no current trading market for our securities and if a trading market does not develop, purchasers of our securities may have difficulty selling their shares.

There is currently no established public trading market for our securities, and an active trading market in our securities may not develop or, if developed, may not be sustained. The Shares will be restricted securities under the securities laws, and purchasers of the Shares will likely have difficulty selling the Shares should they desire to do so.

Transferability of Interests.

Investors should expect to bear the economic risk of their investment in us for an indefinite period of time. There is no guarantee that there will ever be a secondary market for the Shares.

Compliance with Securities Laws.

The Shares have not been registered under the Securities Act of 1933 or the securities laws of any state in reliance on exemptions from registration which are provided in such laws. There is no assurance that the Offering of the Shares presently qualifies or will continue to qualify under such exemptions because of, among other things, failure to satisfy all conditions to the availability of such exemptions, the adequacy of disclosure, the manner in which the Shares are offered or sold or the retroactive change or interpretation of any securities laws. If and to the extent suits for rescission were brought against us and successfully concluded for failure to register this Offering or for acts or omission constituting certain prohibited practices under the Securities Exchange Act of 1934, as amended, our capital and assets could be adversely affected, thus jeopardizing our ability to operate successfully.

Suitability Requirements.

Shares are being offered hereby only to persons who meet certain suitability requirements set forth herein. The fact that an investor meets the suitability requirements established by us for this Offering does not necessarily mean that an investment in us is a suitable investment for that investor. Each prospective investor should consult with his own professional advisers before investing in us.

6.	REPRESENTATIONS AND WARRANTIES WILL BE RELIED UPON BY THE COMPANY

The Subscriber acknowledges that the representations and warranties contained herein and in the Questionnaire are made by it with the intention that such representations and warranties may be relied upon by the Company and its legal counsel in determining the Subscriber's eligibility to purchase the Securities under applicable securities legislation, or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Securities under applicable securities legislation. The Subscriber further agrees that by accepting delivery of the certificates representing the Shares on the Closing Date, it will be representing and warranting that the representations and warranties contained herein and in the Questionnaire are true and correct as at the Closing Date with the same force and effect as if they had been made by the Subscriber on the Closing Date and that they will survive the purchase by the Subscriber of Securities and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of such Securities.

7.	LEGENDING AND REGISTRATION OF SECURITIES.

The Shares shall not be sold, pledged, or otherwise transferred, and the Company shall not recognize and shall issue stop-transfer instructions to its transfer agent with respect to any such sale, pledge, or transfer, except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. The Subscriber hereby acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the stock certificates representing any of the Shares will bear a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”). THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF A CURRENT AND EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT WITH RESPECT TO SUCH SHARES, OR AN OPINION SATISFACTORY TO THE ISSUER AND ITS COUNSEL TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT.

The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Agreement.

8.	POTENTIAL PUBLIC LISTING

The Company acknowledges that it may, but is not obligated to, pursue a public listing of its common stock on a national securities exchange. Such public listing may consist of a traditional firm commitment underwriting, an alternative public offering or a direct listing (a “Direct Listing”). In the event of a Direct Listing, all of the Shares will be registered for resale for immediate sale at the effective date of the Direct Listing. In the event of a traditional firm commitment underwriting, the Subscriber hereby agrees that he/she/it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the registration by the Company or its parent company for its own behalf of shares of its Common Stock or any other equity securities under the Securities Act on a registration statement on Form S-1 or Form S-3, and ending on the date specified by the Company or its parent company and the managing underwriter, but in no event to exceed 180 days from the date of such final prospectus, (i) lend; offer; pledge; sell; contract to sell; sell any option or contract to purchase; purchase any option or contract to sell; grant any option, right, or warrant to purchase; or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock held immediately before the effective date of the registration statement for such offering or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash, or otherwise.

9.	STOCK SPLITS, STOCK DIVIDENDS, ETC.

In the event of any stock split, stock dividend, recapitalization, reclassifications, reorganization (including any exchange of securities issued in connection with a merger or similar transaction), or the like, such securities shall become subject to this Agreement. All references to numbers of shares in this Agreement shall be appropriately adjusted to reflect any stock dividend, split, combination or other recapitalization affecting the Shares occurring after the date of this Agreement.

10.	MISCELLANEOUS

a. Costs. The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Shares shall be borne by the Subscriber.

b. Governing Law. This Agreement shall be governed by the laws of the State of Delaware, without giving effect to principles of conflicts of law, and the federal laws applicable therein.

c. Independent Legal Advice. The Subscriber acknowledges that they:

i.	have had sufficient time to review and consider this Agreement thoroughly;

ii.	have read and understand the terms of this Agreement and the obligations hereunder;

iii.	have been given an opportunity (and have been encouraged) to obtain independent legal advice, or such other advice as they may desire, concerning the interpretation and effect of this Agreement;

iv.	agree to be bound by the terms of this Agreement as of the date first set forth above; and

v.	are signing this Agreement willingly and voluntarily; and

vi.	in the event that any party has executed this Agreement without the benefit of independent legal advice, such party hereby waives the right to receive such independent legal advice.

d. Survival. This Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Shares by the Subscriber pursuant hereto.

e. Assignment. This Agreement is not transferable or assignable by the Subscriber.

f. Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

g. Severability. In case any one or more of the provisions contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, and such invalid, illegal, or unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

h. Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

i. Entire Agreement. Except as expressly provided in this Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the sale of the Unit and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

j. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Subscriber shall be directed to the address set forth below, and notices to the Company shall be directed to the address set forth in the Subscription Procedures.

DELIVERY AND REGISTRATION INSTRUCTIONS

1.	Delivery - please deliver the Shares to:

(name)

(address)

2.	Transfer Agent Registration – issuance of the stock certificates should be made as follows:

Vstock Transfer
(name)

18 Lafayette Place, Woodmore, New York, 11598
(address)

Shares will be held at Vstock Transfer in book entry until the direct listing has been completed on NASDAQ. Once this agreement is executed and funded, you will receive instructions from Vstock to access your online statement.

The undersigned hereby acknowledges that he or she will deliver to the Company all such additional completed forms in respect of the Subscriber’s purchase of the Securities as may be required for filing with the appropriate securities commissions and regulatory authorities.

(Name of Subscriber – Please type or print)

(Signature and, if applicable, Title of Officer)

(Address of Subscriber)

(City, State or Province, Postal Code of Subscriber)

(Country of Subscriber)

(Email Address)

Telephone Number

Fax Number

A C C E P T A N C E

The above-mentioned Agreement in respect of the Shares is hereby accepted by NeOnc Technologies Holdings, Inc.

DATED at _____, California, as of the ______ day of ______________, 2024.

NEONC TECHNOLOGIES HOLDINGS, INC.

By:
Authorized Signatory

EXHIBIT A

ACCREDITED INVESTOR QUESTIONNAIRE

NEONC TECHNOLOGIES HOLDINGS, INC.

*** C O N F I D E N T I A L ***

ACCREDITED INVESTOR QUESTIONNAIRE

PURPOSE OF THIS QUESTIONNAIRE:

Shares of NeOnc Technologies Holdings, Inc., a Delaware corporation (the “Company”) are being offered, pursuant to a Subscription Agreement accompanying this Questionnaire, without registration under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, in reliance on the exemption contained in Regulation D, Rule 506, of the Securities Act and on similar exemptions under applicable state laws.

Under Regulation D and/or certain state laws, the Company is required to determine that an individual, or an individual together with a “purchaser representative” or each individual equity owner of an “investing entity” meets the suitability standards upon which the private placement exemption is conditioned. THE COMPANY WILL NOT SELL THE SECURITIES TO ANY INDIVIDUAL OR ENTITY WHO HAS NOT FILLED OUT, AS THOROUGHLY AS POSSIBLE, A QUESTIONNAIRE. IN THE CASE OF AN INVESTOR THAT IS A PARTNERSHIP, TRUST OR CORPORATION, EACH EQUITY OWNER MUST COMPLETE A QUESTIONNAIRE. This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy the Securities or any other security of the Company.

INSTRUCTIONS:

One (1) copy of this Questionnaire should be completed, signed, dated and delivered to the Company.

PLEASE ANSWER ALL QUESTIONS. If the appropriate answer is “None” or “Not Applicable,” so state. Please print or type your answers to any item.

Your answers will be kept strictly confidential at all times. However, the Company or its counsel may present this Questionnaire to such parties as it deems appropriate in order to assure itself that the offer and sale of the Shares will not result in a violation of the registration provisions of the Securities Act or a violation of applicable exemptions from registration or qualification under the securities laws of any state.

1.	Personal Information.

Name:

Age:

Residence Address (including zip code):

Business Address (including zip code):

Residence Telephone Number:

Business Telephone Number:

Accredited Investor Questionnaire

2.	Business/Employment. Please describe your present or most recent business or occupation and describe the nature of your employment, the principle business of your employer, the principle activities under your management or supervision and the scope (e.g. dollar volume, industry rank, etc.) of such activities:

3.	FINRA Association. Please state whether you or any member of your immediate family* (i) are a member of or a person associated with a member of the Financial Industry Regulatory Authority (“FINRA”), (ii) are an owner of stock or other securities of an FINRA member (other than purchased on the open market), or (iii) has made a subordinated loan to any FINRA member. *A member of your immediate family includes parents, mother-in-law, father-in-law, husband or wife, brother or sister, brother-in-law or sister-in-law, son-in-law, daughter-in-law and children and any other person who is supported, directly or indirectly to a material extent by the subscriber.

☐ YES	☐ NO

If you marked “Yes,” please briefly describe the facts constituting the reason you did so below:

4.	Financial Experience. Please provide the following information concerning your financial experience:

4.1	Indicate by check mark which of the following categories best describes the extent of your prior experience in the areas of investment listed below:

	Substantial Experience	Limited Experience	No Experience
Marketable Securities	☐	☐	☐

Securities for which no market exists	☐	☐	☐

Limited Partnerships/LLC’s	☐	☐	☐

4.2	Indicate by check mark whether you maintain any of the following types of accounts over which you, rather than a third party, exercise investment discretion, and the length of time you have maintained each type of account.

	Yes	No	Number of years
Securities (cash)	☐	☐

Securities (margin)	☐	☐

Accredited Investor Questionnaire

5.	Financial Condition. Please answer the following questions concerning your financial condition:

Applicable to INDIVIDUALS ONLY.

5.1	Net Worth. Does your net worth* (or joint worth with your spouse) exceed $1,000,000?

☐ YES	☐ NO

*For purposes hereof, “net worth” shall be deemed to include all of your assets, liquid or illiquid (including such items as your home(s), furnishings, automobile and restricted securities) MINUS all liabilities (including such items as home mortgages and other debts and liabilities).

5.2	Income. Did you have an individual income** in excess of $200,000 or joint income together with your spouse in excess of $300,000 in each of the two most recent years and do you reasonably expect to reach the same income level in the current year?

☐ YES	☐ NO

**For purposes hereof, the term “income” is not limited to “adjusted gross income” as that term is defined for United States federal income tax purposes, but rather includes certain items of income which are deducted in computing “adjusted gross income”. For investors who are salaried employees, the gross salary of such investor, minus any significant expense personally incurred by such investor in connection with earning the salary, plus any income from any other source including unearned income, is a fair measure of “income” for purposes hereof. For investors who are self-employed, “income” is generally construed to mean total revenues received during the calendar year minus significant expenses incurred in connection with earning such revenues.

5.3	Obligations. Please describe any obligations which you currently have, or which become due in the next 24 months which you do not expect to pay out of available funds:

Applicable to CORPORATIONS, PARTNERSHIPS and other ENTITIES ONLY.

5.4	Totals Assets. Do your total assets exceed $5,000,000 or, alternatively, do all of your owners meet the requirements of subparagraphs 5.1 or 5.2 above, and was your entity not formed for the purpose of acquiring the Shares?

☐ YES	☐ NO

6.	Experience. Check if appropriate:

☐ I hereby represent and warrant that I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of any prospective investment in the Company.

Accredited Investor Questionnaire

7.	Other Qualifications. If you did not check the box of Question 6, please answer the following additional questions:

7.1	Please describe any pre-existing personal or business relationship that you have with the Company or any of its officers and directors.

7.2	Please describe any business or financial experience that you have had that would allow the Company to reasonably conclude that you are capable of evaluating a prospective investment in the Company. If none, so state.

7.3	If your answer to Question 7.2 above was “none,” in order to evaluate the merits and risks of the investment, will you be relying upon the advice of any other person(s) who will be acting as your purchaser representative(s)?

☐ YES	☐ NO

If “Yes”, please identify each such person and indicate his business address and telephone number in the space below. (Each such person must complete, and you must review and acknowledge, a separate Accredited Investor Questionnaire which will be supplied at your request and which must be returned to the Company prior to the sale of any of the Shares to you).

Accredited Investor Questionnaire

8.	By signing this Questionnaire, I hereby confirm the following statements:

(a)	I have read the Subscription Agreement for the Shares including any attachments thereto.

(b)	I am aware no market currently exists for the Shares and may not ever exist for the Shares, thereby requiring any investment to be maintained for an indefinite period of time.

(c)	I acknowledge that any delivery to me of the Subscription Agreement for Shares prior to the determination by the Company of my suitability as an investor shall not constitute an offer of the Shares until such determination of suitability shall be made, and I agree that I shall promptly return the Subscription Agreement for Shares to the Company upon request.

(d)	My answers to the foregoing questions are true and complete to the best of my information and belief, and I will promptly notify the Company of any changes in the information I have provided.

(e)	I also understand and agree that although the Company will use its best efforts to keep the information provided in answers to this Questionnaire strictly confidential, the Company may present this Questionnaire and the information provided in answer to it to such parties as they may deem advisable if called upon to establish the availability under any federal or state securities laws of an exemption from registration of the private placement, or if the contents thereof are relevant to any issue in any action, suit or proceeding to which the Company or its affiliates is a party, or by which it or they are or may be bound.

(f)	I realize that this Questionnaire does not constitute an offer by the Company or its affiliates to sell securities but is merely a request for information.

Printed Name of Individual or Entity

Signature

If Entity, Printed Name and Title of Signing Officer

Social Security Number or Taxpayer Identification Number

Date and Place Executed:

Date:	Place:

A-5